EXECUTION COPY



                              EMPLOYMENT AGREEMENT

     THIS AGREEMENT is made as of the 26th day of October, 1998, between HARLEYSVILLE NATIONAL CORPORATION ("HNC"), a Pennsylvania business corporation having a place of business at 483 Main Street, Harleysville, Pennsylvania 19438, THE HARLEYSVILLE NATIONAL BANK AND TRUST COMPANY ("Bank") a national banking association having a place of business at 483 Main Street, Harleysville, Pennsylvania 19438, and WALTER E. DALLER, JR. ("Executive"), an individual residing at 719 Clayhor Avenue, Collegeville, Pennsylvania 19426.

                                   WITNESSETH:

     WHEREAS, HNC and Bank desire to employ Executive to serve in the capacity of Chairman of the Board, President and Chief Executive Officer of each of HNC and Bank under the terms and conditions set forth herein;

     WHEREAS, Executive desires to accept employment with HNC and Bank on the terms and conditions set forth herein.

                                   AGREEMENT:

     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1. Employment. HNC and Bank hereby employ Executive and Executive hereby accepts employment with HNC and Bank, under the terms and conditions set forth in this Agreement.

2. Duties of Employee. Executive shall perform and discharge well and faithfully such duties as an executive officer of HNC and Bank as may be assigned to Executive from time to time by the Board of Directors of HNC and Bank. Executive shall be employed as Chairman of the Board, President and Chief Executive Officer of HNC and Bank, and shall hold such other titles as may be given to him from time to time by the Board of Directors of HNC and Bank. Executive shall devote his full time, attention and energies to the business of HNC and Bank during the Employment Period (as defined in Section 3 of this Agreement); provided, however, that this
     Section 2 shall not be construed as preventing Executive from (a) engaging in activities incident or necessary to personal investments, (b) acting as a member of the Board of Directors of any other corporation or as a member of the Board of Trustees of any other organization, or (c) being involved in any other activity with the prior approval of the Board of Directors of HNC and Bank. The Executive shall not engage in any business or commercial activities, duties or pursuits which compete with the business or commercial activities of HNC or Bank, nor may the Executive serve as a director or officer or in any other capacity in a company which competes with HNC or Bank.

                                                               EXECUTION COPY



3.   Term of Agreement.

     (a) This Agreement shall be for a five (5) year period (the "Employment Period") beginning on the 26th day of October, 1998 and if not previously terminated pursuant to the terms of this Agreement, the Employment Period shall end five (5) years later. The Employment Period shall be automatically extended on the fifth anniversary date of commencement of the Employment Period (the "Annual Renewal Date") and on the same date of each subsequent year for a period ending one
          (1) year from each Annual Renewal Date, unless either party shall give written notice of nonrenewal to the other party at least one hundred eighty (180) days prior to an Annual Renewal Date, in which event this Agreement shall terminate at the end of the then existing Employment Period.

     (b) Notwithstanding the provisions of Section 3(a) of this Agreement, this Agreement shall terminate automatically for Cause (as defined herein) upon written notice from the Board of Directors of each of HNC and Bank to Executive. As used in this Agreement, "Cause" shall mean any of the following:

          (i) Executive's conviction of or plea of guilty or nolo contendere to a felony, a crime of falsehood or a crime involving moral turpitude, or the actual incarceration of Executive for a period of sixty (60) consecutive days or more;

          (ii) Executive's willful failure to follow the good faith lawful instructions of the Board of Directors of HNC or Bank with respect to their operations, after written notice from HNC or Bank and a failure to cure such violation within ten (10) days of said written notice, unless it is apparent under the circumstances that Executive is unable to cure such violation; or

          (iii)Executive's willful failure to substantially perform Executive's duties to HNC or Bank, other than a failure resulting from Executive's incapacity because of physical or mental illness, as provided in subsection (d) of this Section 3, after written notice from HNC or Bank and a failure to cure such violation within ten (10) days of said written notice, unless it is apparent under the circumstances that Executive is unable to cure such violation, which failure results in injury to HNC or Bank, monetarily or otherwise.

          (iv) Executive's intentional violation of the provisions of this Agreement, after written notice from HNC or Bank and a failure to cure such violation within ten (10) days of said written notice, unless it is apparent under the circumstances that Executive is unable to cure such violation;

                                                               EXECUTION COPY



          (v)  dishonesty of the Executive in the performance of his duties;

          (vi) Executive's removal or prohibition from being an institutional-affiliated party by a final order of an appropriate federal banking agency pursuant to Section 8(e) of the Federal Deposit Insurance Act or by the Office of the Comptroller of the Currency pursuant to national law.

          Notwithstanding the foregoing, the Executive's employment under this Agreement shall not be deemed to have been terminated for "Cause" under this Section 3(b) above if such termination took place solely as a result of:

          (i)  Questionable judgment on the part of the Executive;

          (ii) Any act or omission believed by the Executive, in good faith, to have been in, or not opposed to, the best interests of HNC or Bank (or its affiliated companies); or

          (iii)Any act or omission in respect of which a determination could properly be made that the Executive met the applicable standard of conduct prescribed for indemnification or reimbursement or payment of expenses under the Charter or By-laws of HNC or Bank or the directors' and officers' liability insurance of HNC or Bank, in each case as in effect at the time of such act or omission.

          If this Agreement is terminated for Cause, all of Executive's rights under this Agreement shall cease as of the effective date of such termination.

     (c) Notwithstanding the provisions of Section 3(a) of this Agreement, this Agreement shall terminate automatically upon Executive's voluntary termination of employment (other than in accordance with Section 5 of this Agreement) for Good Reason. The term "Good Reason" shall mean (i) the assignment of duties and responsibilities inconsistent with Executive's status as Chairman of the Board, President and Chief Executive Officer of HNC and Bank, (ii) a reassignment which requires Executive to move his principal residence, (iii) any removal of the Executive from office or any adverse change in the terms and conditions of the Executive's employment, except for any termination of the Executive's employment under the provisions of Section 3(b) hereof, (iv) any reduction in the Executive's Annual Base Salary as in effect on the date hereof or as the same may be increased from time to time, (v) any failure of HNC and Bank to provide the Executive with benefits at least as favorable as those enjoyed by the Executive under any of the pension, life insurance, medical, health and accident, disability or other employee plans of HNC and Bank, or the taking of any action that would materially reduce any of such benefits unless such reduction is part of a reduction applicable to all employees, or
          (vi) the failure to extend the

                                                               EXECUTION COPY



          Agreement beyond the initial five (5) year Employment Period. If such termination occurs for Good Reason, then HNC and Bank shall pay Executive an amount equal to the greater of the remaining balance of the Agreed Compensation otherwise due to the Executive for the remainder of the then existing Employment Period or 2.99 times the Executive's Agreed Compensation as defined in subsection (g) of this
          Section 3, which amount shall be payable in thirty-six (36) equal monthly installments and shall be subject to federal, state and local tax withholdings. In addition, for a period of five (5) years from the date of termination of employment, or until Executive secures substantially similar benefits through other employment, whichever shall first occur, Executive shall receive a continuation of all life, disability, medical insurance and other normal health and welfare benefits in effect with respect to Executive during the two (2) years prior to his termination of employment, or, if HNC and Bank cannot provide such benefits because Executive is no longer an employee, a dollar amount equal to the cost to Executive of obtaining such benefits (or substantially similar benefits). If permitted under the terms of the plan, Executive shall receive the additional retirement benefits to which he would have been entitled had his employment continued through the then remaining term of the Agreement. However, in the event the payment described herein, when added to all other amounts or benefits provided to or on behalf of the Executive in connection with the termination of his employment, would result in the imposition of an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), such payments shall be retroactively (if necessary) increased to the extent necessary to cover such excise tax imposition and any incremental income taxes he may be required to pay by reason of the receipt of additional amounts under this Agreement.

          At the option of the Executive, exercisable by the Executive within ninety (90) days after the occurrence of the event constituting "Good Reason," the Executive may resign from employment under this Agreement by a notice in writing (the "Notice of Termination") delivered to HNC and Bank and the provisions of this Section 3(c) hereof shall thereupon apply.

     (d) Notwithstanding the provisions of Section 3(a) of this Agreement, this Agreement shall terminate automatically upon Executive's Disability and Executive's rights under this Agreement shall cease as of the date of such termination; provided, however, that Executive shall nevertheless be absolutely entitled to receive an amount equal to and no greater than 70% of the Executive's Agreed Compensation as defined in subsection (g) of this Section 3, less amounts payable under any disability plan of HNC and Bank, until the earliest of (i) Executive's return to employment, (ii) his attainment of age 65, or (iii) his death. In addition, Executive shall receive for such period a continuation of all life, disability, medical insurance and other normal health and welfare benefits in effect with respect to Executive during the two (2) years prior to his disability, or, if HNC and Bank cannot provide

                                                                EXECUTION COPY



          such benefits because Executive is no longer an employee, a dollar amount equal to the cost to Executive of obtaining such benefits (or substantially similar benefits). For purposes of this Agreement, the Executive shall have a Disability if, as a result of physical or mental injury or impairment, Executive is unable to perform all of the essential job functions of his position on a full time basis with or without a reasonable accommodation and without posting a direct threat to himself and others, for a period of ninety (90) days.

     (e) Notwithstanding the provisions of Section 3(a) of this Agreement, this Agreement shall terminate automatically upon Executive's death and Executive's rights under this Agreement shall cease as of the date of such termination; provided, however, that HNC and Bank shall pay to the Executive's designated beneficiary an amount equal to 2.99 times the Executive's Annual Base Salary, as defined in subsection (a) of
          Section 4, over a period of thirty-six (36) months.

     (f) Executive agrees that in the event his employment under this Agreement is terminated, Executive shall resign as a director of HNC and Bank, or any affiliate or subsidiary thereof, if he is then serving as a director of any of such entities.

     (g) The term "Agreed Compensation" shall equal the sum of (A) the Executive's highest Annual Base Salary under the Agreement, and (B) the average of the Executive's annual bonuses with respect to the three (3) calendar years immediately preceding the Executive's termination.

     (h) If the Executive elects to retire prior to the expiration of this Agreement, then HNC and Bank shall pay to Executive a lump sum amount equal to 1.5 times Executive's Agreed Compensation on the date of his retirement. In addition, for a period of five (5) years from the date of retirement, Executive shall receive a continuation of all life, disability, medical insurance and other normal health and welfare benefits in effect with respect to Executive during the two (2) years prior to his early retirement or, if HNC and Bank cannot provide such benefits because Executive is no longer an employee, a dollar amount equal to the cost to Executive of obtaining such benefits (or substantially similar benefits).

4.   Employment Period Compensation.

     (a) Annual Base Salary. For services performed by Executive under this Agreement, HNC and Bank shall pay Executive an Annual Base Salary during the Employment Period at the rate of $340,000.00 per year, minus applicable withholdings and deductions, payable at the same times as salaries are payable to other executive employees of HNC or Bank. HNC and/or Bank may, from time to time, increase Executive's Annual Base Salary, and any and all such increases shall be deemed to

                                                                EXECUTION COPY



          constitute amendments to this Section 4(a) to reflect the increased amounts, effective as of the date established for such increases by the Board of Directors of HNC or Bank or any committee of such Board in the resolutions authorizing such increases.

     (b) Bonus. For services performed by Executive under this Agreement, HNC and/or Bank may, from time to time, pay a bonus or bonuses to
          Executive as HNC and/or Bank, in their sole discretion, deem appropriate. The payment of any such bonuses shall not reduce or otherwise affect any other obligation of HNC and/or Bank to Executive provided for in this Agreement.

     (c) Vacations. During the term of this Agreement, Executive shall be entitled to paid annual vacation in accordance with the policies as established from time to time by the Boards of Directors of HNC and Bank. However, Executive shall not be entitled to receive any additional compensation from HNC and Bank for failure to take a vacation, nor shall Executive be able to accumulate unused vacation time from one year to the next, except to the extent authorized by the Boards of Directors of HNC and Bank.

     (d) Automobile. During the term of this Agreement, HNC and Bank shall provide Executive with exclusive use of an automobile mutually agreed upon by HNC and Bank. HNC and Bank shall be responsible and shall pay for all costs of insurance coverage, repairs, maintenance and other operating and incidental expenses, including license, fuel and oil. HNC and Bank shall provide Executive with a replacement automobile at approximately the time Executive's automobile reaches three (3) years of age or 50,000 miles, whichever is first, and approximately every three (3) years or 50,000 miles thereafter, upon the same terms and conditions.

     (e) Employee Benefit Plans. During the term of this Agreement, Executive shall be entitled to participate in or receive the benefits of any employee benefit plan currently in effect at HNC and Bank, subject to the terms of said plan, until such time that the Boards of Directors of HNC and Bank authorize a change in such benefits. HNC and Bank shall not make any changes in such plans or benefits which would adversely affect Executive's rights or benefits thereunder, unless such change occurs pursuant to a program applicable to all executive officers of HNC and Bank and does not result in a proportionately greater adverse change in the rights of or benefits to Executive as compared with any other executive officer of HNC and Bank. Nothing paid to Executive under any plan or arrangement presently in effect or made available in the future shall be deemed to be in lieu of the salary payable to Executive pursuant to Section 4(a) hereof.

     (f) Business Expenses. During the term of this Agreement, Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by him, which

                                                               EXECUTION COPY



          are properly accounted for, in accordance with the policies and procedures established by the Boards of Directors of HNC and Bank for their executive officers.

5.   Termination of Employment Following Change in Control.

     (a) If a Change in Control (as defined in Section 5(b) of this Agreement) shall occur or if thereafter at any time during the term of this Agreement there shall be:

          (i) any involuntary termination of Executive's employment (other than for the reasons set forth in Section 3(b) or 3(d) of this Agreement);

          (ii) any reduction in Executive's title, responsibilities, including reporting responsibilities, or authority, including such title, responsibilities or authority as such may be increased from time to time during the term of this Agreement;

          (iii)the assignment to Executive of duties inconsistent with Executive's office on the date of the Change in Control or as the same may be increased from time to time after the Change in Control;

          (iv) any  reassignment  of Executive to a location  greater than fifty
               (50) miles from the location of Executive's office on the date of the Change in Control;

          (v) any reduction in Executive's Annual Base Salary in effect on the date of the Change in Control or as the same may be increased from time to time after the Change in Control;

          (vi) any failure to provide Executive with benefits at least as favorable as those enjoyed by Executive under any of HNC or Bank's retirement or pension, life insurance, medical, health and accident, disability or other employee plans in which Executive participated at the time of the Change in Control, or the taking of any action that would materially reduce any of such benefits in effect at the time of the Change in Control;

          (vii)any requirement that Executive travel in performance of his duties on behalf of HNC or Bank for a significantly greater period of time during any year than was required of Executive during the year preceding the year in which the Change in Control occurred; or

          (viii)  any  sustained   pattern  of  interruption  or  disruption  of
               Executive for matters substantially unrelated to Executive's discharge of Executive's duties on behalf of HNC and Bank;

                                                               EXECUTION COPY



                  then, at the option of Executive, exercisable by Executive within one hundred twenty (120) days of the Change in Control or occurrence of any of the foregoing events, Executive may resign from employment with HNC and Bank (or, if involuntarily terminated, give notice of intention to collect benefits under this Agreement) by delivering a notice in writing (the "Notice of Termination") to HNC and Bank and the provisions of Section 6 of this Agreement shall apply.

     (b) As used in this Agreement, "Change in Control" shall mean the occurrence of any of the following:

          (i)  (A) a merger,  consolidation  or division  involving HNC or Bank,
               (B) a sale, exchange, transfer or other disposition of substantially all of the assets of HNC or Bank, or (C) a purchase by HNC or Bank of substantially all of the assets of another entity, unless (y) such merger, consolidation, division, sale, exchange, transfer, purchase or disposition is approved in advance by seventy percent (70%) or more of the members of the Board of Directors of HNC or Bank who are not interested in the transaction and (z) a majority of the members of the Board of Directors of the legal entity resulting from or existing after any such transaction and of the Board of Directors of such entity's parent corporation, if any, are former members of the Board of Directors of HNC or Bank; or

          (ii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), other than HNC or Bank or any "person" who on the date hereof is a director or officer of HNC or Bank is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of HNC or Bank representing twenty-five (25%) percent or more of the combined voting power of HNC or Bank's then outstanding securities, or

          (iii)during any period of two (2) consecutive years during the term of Executive's employment under this Agreement, individuals who at the beginning of such period constitute the Board of Directors of HNC or Bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; or

          (iv) any other change in control of HNC and Bank similar in effect to any of the foregoing.

                                                               EXECUTION COPY



6.   Rights in Event of Termination of Employment Following Change in Control.

     (a) In the event that Executive delivers a Notice of Termination (as defined in Section 5(a) of this Agreement) to HNC and Bank, Executive shall be absolutely entitled to receive the compensation and benefits set forth below:

          If, at the time of termination of Executive's employment, a "Change in Control" (as defined in Section 5(b) of this Agreement) has also occurred, HNC and Bank shall pay Executive a lump sum amount equal to and no greater than 2.99 times the Executive's Agreed Compensation as defined in subsection (g) of Section 3, minus applicable taxes and withholdings. In addition, for a period of three (3) years from the date of termination of employment, or until Executive secures substantially similar benefits through other employment, whichever shall first occur, Executive shall receive a continuation of all life, disability, medical insurance and other normal health and welfare benefits in effect with respect to Executive during the two (2) years prior to his termination of employment, or, if HNC and Bank cannot provide such benefits because Executive is no longer an employee, a dollar amount equal to the cost to Executive of obtaining such benefits (or substantially similar benefits). If permitted under the terms of the plan, Executive shall receive additional retirement benefits to which he would have been entitled had his employment continued through the then remaining term of the Agreement. However, if the payment described herein, when added to all other amounts or benefits provided to or on behalf of the Executive in connection with his termination of employment, would result in the imposition of an excise tax under Code Section 4999, such payments shall be retroactively (if necessary) increased to the extent necessary to cover such excise tax imposition and any incremental income taxes he may be required to pay by reason of the receipt of additional amounts under this Agreement.

     (b) Executive shall not be required to mitigate the amount of any payment provided for in this Section 6 by seeking other employment or otherwise. Unless otherwise agreed to in writing, the amount of payment or the benefit provided for in this Section 6 shall not be reduced by any compensation earned by Executive as the result of employment by another employer or by reason of Executive's receipt of or right to receive any retirement or other benefits after the date of termination of employment or otherwise.

7.   Rights in Event of Termination of Employment Absent Change in Control.

     (a) In the event that Executive's employment is involuntarily terminated by HNC and/or Bank without Cause and no Change in Control shall have occurred at the date of such termination, HNC and Bank shall pay Executive an amount equal to and no greater than 2.99 times the Executive's Agreed Compensation as defined in subsection (g)

                                                               EXECUTION COPY



          of Section 3, and shall be payable in thirty-six (36) equal monthly installments and shall be subject to federal, state and local tax withholdings. In addition, for a period of three (3) years from the date of termination of employment, or until Executive secures substantially similar benefits through other employment, whichever shall first occur, Executive shall receive a continuation of all life, disability, medical insurance and other normal health and welfare benefits in effect with respect to Executive during the two (2) years prior to his termination of employment, or, if HNC and Bank cannot provide such benefits because Executive is no longer an employee, a dollar amount equal to the cost to Executive of obtaining such benefits (or substantially similar benefits). In addition, if permitted pursuant to the terms of the plan, Executive shall receive additional retirement benefits to which he would have been entitled had his employment continued through the then remaining term of the Agreement. However, if the payment described herein, when added to all other amounts or benefits provided to or on behalf of the Executive in connection with his termination of employment, would result in the imposition of an excise tax under Code Section 4999, such payments shall be retroactively (if necessary) increased to the extent necessary to cover such imposition and any incremental income taxes he may be required to pay by reason of the receipt of additional amounts under this Agreement.

     (b) Executive shall not be required to mitigate the amount of any payment provided for in this Section 7 by seeking other employment or otherwise. Unless otherwise agreed to in writing, the amount of payment or the benefit provided for in this Section 7 shall not be reduced by any compensation earned by Executive as the result of employment by another employer or by reason of Executive's receipt of or right to receive any retirement or other benefits after the date of termination of employment or otherwise.

8.   Covenant Not to Compete.

     (a) Executive hereby acknowledges and recognizes the highly competitive nature of the business of HNC and Bank and accordingly agrees that, during and for the applicable period set forth in Section 8(c) hereof, Executive shall not:

          (i) be engaged, directly or indirectly, either for his own account or as agent, consultant, employee, partner, officer, director, proprietor, investor (except as an investor owning less than 5% of the stock of a publicly owned company) or otherwise of any person, firm, corporation or enterprise engaged in (1) the banking (including bank holding company) or financial services industry, or (2) any other activity in which HNC or Bank or any of their subsidiaries are engaged during the Employment Period, in any county in which, at any time during the Employment Period or at the date of

                                                               EXECUTION COPY



               termination of the Executive's employment, a branch, office or other facility of HNC or Bank or any of their subsidiaries is located, or in any county contiguous to such a county, including contiguous counties located outside of the Commonwealth of Pennsylvania (the "Non-Competition Area"); or

          (ii) provide financial or other assistance to any person, firm, corporation, or enterprise engaged in (1) the banking (including bank holding company) or financial services industry, or (2) any other activity in which HNC or Bank or any of their subsidiaries are engaged during the Employment Period, in the Non-Competition Area; or

          (iii)solicit current and former customers of HNC, Bank or any HNC subsidiary in the Non-Competition Area; or

          (iv) solicit current or former employees of HNC, Bank or any HNC subsidiary.

     (b) It is expressly understood and agreed that, although Executive and HNC and Bank consider the restrictions contained in Section 8(a) hereof reasonable for the purpose of preserving for HNC and Bank and their subsidiaries their good will and other proprietary rights, if a final judicial determination is made by a court having jurisdiction that the time or territory or any other restriction contained in Section 8(a) hereof is an unreasonable or otherwise unenforceable restriction against Executive, the provisions of Section 8(a) hereof shall not be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such other extent as such court may judicially determine or indicate to be reasonable.

     (c) The provisions of this Section 8 shall be applicable commencing on the date of this Agreement and ending on one of the following dates, as applicable:

          (i) if Executive's employment terminates in accordance with the provisions of Section 3 (other than Section 3(b) relating to termination for Cause), the first anniversary date of the effective date of termination of employment; or

          (ii) if Executive's employment terminates in accordance with the provisions of Section 3(b) of this Agreement (relating to termination for Cause), the second anniversary date of the effective date of termination of employment; or

          (iii)if the Executive voluntarily terminates his employment in accordance with the provisions of Section 5 hereof, the first anniversary date of the effective date of termination of employment; or

                                                              EXECUTION COPY



          (iv) if the Executive's employment is involuntarily terminated in accordance with the provisions of Section 7 hereof, the second anniversary date of the effective date of termination of employment.

9. Unauthorized Disclosure. During the term of his employment hereunder, or at any later time, the Executive shall not, without the written consent of the Boards of Directors of HNC and Bank or a person authorized thereby, knowingly disclose to any person, other than an employee of HNC or Bank or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Executive of his duties as an executive of HNC and Bank, any material confidential information obtained by him while in the employ of HNC and Bank with respect to any of HNC and Bank's services, products, improvements, formulas, designs or styles, processes, customers, methods of business or any business practices the disclosure of which could be or will be damaging to HNC or Bank; provided, however, that confidential information shall not include any information known generally to the public (other than as a result of unauthorized disclosure by the Executive or any person with the assistance, consent or direction of the Executive) or any information of a type not otherwise considered confidential by persons engaged in the same business of a business similar to that conducted by HNC and Bank or any information that must be disclosed as required by law.

10. Liability Insurance. HNC and Bank shall use their best efforts to obtain insurance coverage for the Executive under an insurance policy covering officers and directors of HNC and Bank against lawsuits, arbitrations or other legal or regulatory proceedings; however, nothing herein shall be construed to require HNC and/or Bank to obtain such insurance, if the Board of Directors of the HNC and/or Bank determine that such coverage cannot be obtained at a reasonable price.

11. Notices. Except as otherwise provided in this Agreement, any notice required or permitted to be given under this Agreement shall be deemed properly given if in writing and if mailed by registered or certified mail, postage prepaid with return receipt requested, to Executive's residence, in the case of notices to Executive, and to the principal executive offices of HNC and Bank, in the case of notices to HNC and Bank.

12. Waiver. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and an executive officer specifically designated by the Boards of Directors of HNC and Bank. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

13. Assignment. This Agreement shall not be assignable by any party, except by HNC and Bank to any successor in interest to their respective businesses.

                                                               EXECUTION COPY



14. Entire Agreement. This Agreement contains the entire agreement of the parties relating to the subject matter of this Agreement.

15.  Successors; Binding Agreement.

     (a) HNC and Bank will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the businesses and/or assets of HNC and Bank to expressly assume and agree to perform this Agreement in the same manner and to the same extent that HNC and Bank would be required to perform it if no such succession had taken place. Failure by HNC and Bank to obtain such assumption and agreement prior to the effectiveness of any such succession shall constitute a breach of this Agreement and the provisions of Section 3 of this Agreement shall apply. As used in this Agreement, "HNC" and "Bank" shall mean HNC and Bank, as defined previously and any successor to their respective businesses and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law or otherwise.

     (b) This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, heirs, distributees, devisees and legatees. If Executive should die after a Notice of Termination is delivered by Executive, or following termination of Executive's employment without Cause, and any amounts would be payable to Executive under this Agreement if Executive had continued to live, all such amounts shall be paid in accordance with the terms of this Agreement to Executive's devisee, legatee, or other designee, or, if there is no such designee, to Executive's estate.

16. Arbitration. HNC, Bank and Executive recognize that in the event a dispute should arise between them concerning the interpretation or implementation of this Agreement, lengthy and expensive litigation will not afford a practical resolution of the issues within a reasonable period of time. Consequently, each party agrees that all disputes, disagreements and questions of interpretation concerning this Agreement are to be submitted for resolution, in Philadelphia, Pennsylvania, to the American Arbitration Association (the "Association") in accordance with the Association's National Rules for the Resolution of Employment Disputes or other applicable rules then in effect ("Rules"). HNC, Bank or Executive may initiate an arbitration proceeding at any time by giving notice to the other in accordance with the Rules. HNC and Bank and Executive may, as a matter or right, mutually agree on the appointment of a particular arbitrator from the Association's pool. The arbitrator shall not be bound by the rules of evidence and procedure of the courts of the Commonwealth of Pennsylvania but shall be bound by the substantive law applicable to this Agreement. The decision of the arbitrator, absent fraud, duress, incompetence or gross and obvious error of fact, shall be final and binding upon the parties and shall be enforceable in courts of proper jurisdiction. Following written notice of a request for arbitration, HNC, Bank and Executive

                                                               EXECUTION COPY


     shall be entitled to an injunction restraining all further proceedings in any pending or subsequently filed litigation concerning this Agreement, except as otherwise provided herein.

17. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

18. Applicable Law. This Agreement shall be governed by and construed in accordance with the domestic, internal laws of the Commonwealth of Pennsylvania, without regard to its conflicts of laws principles.

19. Headings. The section headings of this Agreement are for convenience only and shall not control or affect the meaning or construction or limit the scope or intent of any of the provisions of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ATTEST:                                       HARLEYSVILLE NATIONALCORPORATION


/s/ Jo Ann Bynon                          By /s/ Martin E. Fossler
----------------------------                 ----------------------------------
Jo Ann Bynon, Secretary                      Martin E. Fossler, Chairman of the
                                             Compensation Committee

                                               THE HARLEYSVILLE NATIONAL BANK
                                                     AND TRUST COMPANY


/s/ Jo Ann Bynon                          By /s/ Martin E. Fossler
-----------------------------                ----------------------------------
Jo Ann Bynon, Secretary                      Martin E. Fossler, Chairman of the
                                             Compensation Committee

WITNESS:

                                              /s/ Walter E. Daller, Jr.
-----------------------------                 ---------------------------------
                                              Walter E. Daller, Jr.
                                              "Executive"